Exhibit 10.1

FORM OF SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (the “Agreement”), dated as of September 30, 2025 (the “Effective Date”), is made by, and between, Volato Group, Inc., a Delaware corporation whose common stock is publicly traded on NYSE under the ticker “SOAR” (“Volato”) and ______________ (“Investor”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Investor is a significant shareholder of M2i Global, Inc. a Nevada corporation whose common stock is publicly traded on OTC Markets under the ticker “MTWO.” (“M2i”);

WHEREAS, pursuant to this Agreement, Investor desires to transfer to Volato, and Volato desires to accept from Investor, ______________ shares of M2i common stock (with an implied share value of $0.125 per share) (the “M2i Shares”), in exchange for ______________ shares of Volato common stock (with an implied share value of $1.67 per share) (the “Volato Shares”);

WHEREAS, the exchange of the M2i Shares for the Volato Shares is intended to constitute a tax-free exchange property governed by Section 351 of the United States Internal Revenue Code of 1986, as amended (“Code”) or such other tax free reorganization or restructuring provisions as may be available under the Code; and

WHEREAS, the Board of Directors of Volato has determined that it is desirable to affect this share exchange.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreement set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

Article I.

Exchange by the Investor

Section 1.01 Exchange. At the Closing, the Investor shall sell, transfer, assign, and deliver to Volato the M2i Shares, free and clear of all Liens, in exchange for the Volato Shares, free and clear of all Liens. With an implied per-share value of $0.125 for the M2i Shares and an implied per-share value of $1.67 for the Volato shares, the exchange of the M2i Shares for the Volato shares shall have a value of ______________.

Section 1.02 Closing. The closing of the share exchange (the “Closing”) shall take place at the offices of Dykema Gossett PLLC, 111 E. Kilbourn Ave, Suite 1050, Milwaukee, WI 53202 (or any other place mutually agreed to by the Parties, including electronically), commencing on the Effective Date (the “Closing Date”) immediately upon the execution of this Agreement.

Article II.

Representations and Warranties of Investor

Investor hereby represents and warrants to Volato as follows:

Section 2.01 Standing and Power. Investor has the power and authority and possesses all governmental franchises, licenses, approvals, and authorizations necessary to enable it to consummate this transaction.

Section 2.02 Good Title. Investor is the record and beneficial owner, and has good title to the M2i Shares, with the right and authority to deliver such M2i Shares to Volato as provided herein. Upon delivery of any certificate or certificates duly endorsed for transfer to Volato and/or registering Volato as the new owner of such M2i Shares in the register of M2i, Volato shall receive good title to M2i Shares, free and clear of all liens, hypothecs, security interests, pledges, mortgages, encumbrances, equities, claims of any kind, voting trusts, trust agreements, and shareholder agreements (collectively, “Liens”).

Section 2.03 Power and Authority. All acts required to be taken by Investor to enter into this Agreement and to carry out the share exchange have been properly and duly taken by Investor. This Agreement constitutes a legal, valid, and binding obligation of Investor, enforceable against Investor in accordance with its terms.

Section 2.04 No Conflicts. The execution and delivery of this Agreement by Investor and the performance by Investor of its obligations under this Agreement: (a) will not require the consent of any third party or any federal, state, provincial, local, or foreign government, or any court of competent jurisdiction, administrative agency or commission, or other governmental authority or instrumentality, domestic or foreign (“Governmental Entity”) under any statute, law, ordinance, rule, writ, regulation, order , injunction, judgment, or decree (collectively “Laws”); (b) will not violate any Laws applicable to Investor; or (c) will not violate or breach any contractual obligation to which Investor is a party.

Section 2.05 No Finder’s Fee. Investor has not created any obligation for any finder’s fee, investment banking fee, or broker’s fee in connection with this transaction for which Volato or M2i will be responsible.

Section 2.06 Purchase for Own Account. Investor is acquiring the Volato Shares solely for Investor’s own account as a principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part. Investor has no present intention of selling or otherwise distributing the Volato Shares except in compliance with the applicable securities laws and the terms of this Agreement.

2

Section 2.07 Unregistered Shares. Investor understands that the Volato Shares have not been registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any U.S. state, and if issued in accordance with the terms of this Agreement, the Volato Shares will be issued by reason of a specific exemption from registration under the Securities Act that depends upon, among other things, the bona fide nature of Investor’s investment intent and the accuracy of Investor’s representations contained herein. The non-registration shall have no prejudice with respect to any rights, interests, benefits, or entitlements attached to the Volato Shares in accordance with Volato’s charter documents or the laws of its jurisdiction of incorporation.

Section 2.08 Available Information. Investor has such knowledge and experience in business and financial matters that Investor is capable of evaluating the merits and risks of the acquisition of the Volato Shares through this share exchange.

Section 2.09 Restricted Securities. Investor understands that the Volato Shares are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that if acquired by Investor pursuant to the terms of this Agreement, Investor Shares would be acquired in a transaction not involving a public offering. Investor further acknowledges that if the Volato Shares are issued to Investor in accordance with the terms of this Agreement, the Volato Shares may not be sold without registration under the Securities Act or the existence of an exemption from such registration. Investor represents that Investor is familiar with Rule 144, promulgated under the Securities Act, as presently in effect, and understands the resale restrictions imposed by Rule 144 and the Securities Act.

Section 2.10 Reliance on Exemption. Investor has the financial ability to bear the economic risk of an investment in Volato, has adequate means of providing for Investor’s current needs and contingencies, has no need for liquidity in such investment, and could afford a complete loss of such investment. With respect to the investment made under this Agreement, Investor is an “Accredited Investor” as such term is defined in Regulation D promulgated under the Securities Act.

Section 2.11 Legend. It is understood that the Volato Shares will bear the following legend or another legend that is similar to the following:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTOR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH THE APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

3

Article III.

Representations and Warranties of Volato

Volato hereby represents and warrants to Investor as follows:

Section 3.01 Organization, Standing, and Power. Volato is duly, organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and in which it is located and Volato has the corporate power and authority and possesses all governmental franchises, licenses, approvals, and authorizations necessary to enable it to own, lease, or otherwise hold its properties and assets, to conduct its business as presently conducted, and to consummate this transaction. Volato is duly qualified to transact business in each jurisdiction where the nature of its business or its ownership or leasing of property or assets make such qualification necessary except where the failure to so qualify would not reasonably be expected to have a material adverse effect upon Volato, a material adverse effect to carry out its obligations under this Agreement, or a material adverse effect on the ability of Volato to consummate this transaction (“Volato Material Adverse Effect”).

Section 3.02 Authority, Execution and Delivery. Volato has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions set forth herein to which it is a party. The execution and delivery this Agreement and the consummation of the transactions set forth herein to which Volato is a party have been duly authorized and approved by Volato’s Board of Directors and no other corporate proceedings on the part of Volato are necessary to authorize this Agreement and the transactions contained herein. When executed and delivered this Agreement will be enforceable against Volato in accordance with its terms, subject to certain general equitable principles and applicable laws relating to the enforcement of creditors rights such as bankruptcy, insolvency, reorganization, and the like.

Section 3.03 No Conflicts; Consents. Except as otherwise already waived or consented to, the execution and delivery of this Agreement by Volato does not, and Volato’s compliance with the terms hereof will not, conflict with, result in a violation of or default under, or give rise to a right of termination, cancelation, or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any lien upon Volato or any of the properties or assets of Volato under any provision of (i) any of Volato’s organizational documents, (ii) any material Contract to which Volato is a party or to which any Volato asset or property is bound, (iii) due to the failure to obtain any material consent or approval from any Governmental Entity, or (iv) any Laws applicable to Volato. However, in connection with clauses (ii), (iii), and (iv), this shall not apply to such items that, either individually or in the aggregate, have not had, and could not be reasonably expected to have, a Volato Material Adverse Effect. No consent of, or registration, declaration, or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Volato in connection with the execution, delivery and performance of this Agreement or the consummation of this Transaction, other than the (i) filing with the SEC of reports under Section 13 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and filings under state “blue sky” laws, as may be required in connection with this Agreement and the transaction.

4

Section 3.04 No Finder’s Fee. Volato has not created any obligation for any finder’s fee, investment banking fee, consulting fee, financial advisory fee, or broker’s fee in connection with this transaction for which Investor or Volato will be responsible.

Article IV.

Covenants

Section 4.01 Blue Sky Laws. Volato shall take any action (other than qualifying to do business in any jurisdiction in which it is not now qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Volato Shares in connection with this Agreement.

Section 4.02 Fees and Expenses. All fees and expenses in connection with this Agreement shall be paid by the Party incurring same, whether or not this Agreement is consummated.

Section 4.03 Continued Efforts. Each Party shall use commercially reasonable efforts to (a) take such steps and do such acts as may be necessary to consummate this transaction and (b) take such steps and do such acts as are reasonably necessary to keep all of its representations and warranties true and correct on and as of the Closing Date.

Section 4.04 Filing of Form 8-K. To the extent reasonably determined to be required by Volato’s legal counsel, Volato shall file no later than four (4) business days after the Closing Date, a current report on Form 8-K and attach as exhibits all relevant agreements disclosing the terms of this Agreement and other required disclosure relating to this transaction.

Section 4.05 Registration of Volato Shares. Volato shall, promptly, but in any event, within sixty (60) days following the issuance of the Volato Shares to Investor, file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (or such other form as may be available) for the purpose of registering the resale of the Volato Shares. Volato shall use commercially reasonable efforts to cause such registration statement (the “Registration Statement”) to become effective as promptly as practicable and to remain effective until the date on which all such shares are eligible for resale under Rule 144 without restriction. Investor shall not be required to effect any resale under Rule 144 unless otherwise eligible under Rule 144(b)(1), and nothing herein shall be construed to treat Investor as an underwriter. To the extent an S-3 registration is not available, the Registration Statement shall be on Form S-1. Volato shall use commercially reasonable efforts to ensure that the Volato Shares are approved for listing on the NYSE American LLC securities exchange (or any successor national exchange). Investor shall cooperate with Volato in the preparation of the Registration Statement by providing all information reasonably requested by Volato and in its possession or control, including customary representations, beneficial ownership certifications, and legal compliance materials.

5

Article V.

Miscellaneous Matters

Section 5.01 Notices. Except as expressly provided herein, all notices, requests or other communications required hereunder shall be in writing and shall be given by personal delivery, overnight courier service, or email, addressed to the respective party at the applicable address set forth herein, or to any party at such other addresses as shall be specified in writing by such party to the other parties in accordance with the terms and conditions of this Section. All notices, requests or communications shall be deemed effective upon personal delivery, two (2) business days following deposit with any overnight courier service, or upon email transmission as long as a hard copy is mailed to the party’s address on the same day that the email is transmitted. In order to be effective, any such Notice shall be given, as follows:

If to Investor:

______________

______________

______________

______________

If to Volato:

Volato Group, Inc.

1954 Airport Road – Suite 124

Chamblee, GA 30341

Attention: Matt Liotta, Chief Executive Officer

matt.liotta@flyvolato.com

With a copy to:

Dykema Gossett PLLC

111 E. Kilbourn Ave. – Suite 1050

Milwaukee, WI 53202

Attention: Kate Bechen and Andrew Frost

KBechen@dykema.com and Afrost@dykema.com

Notice of change of address shall be given by written notice in the manner detailed in this paragraph. Rejection or other refusal to accept or the failure to deliver due to any change of address of which no notice was given shall not effect the time at which such notice shall be deemed to have been given and shall constitute receipt of such communication.

Section 5.02 Jurisdiction, Venue and Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the United States and the State of Delaware (regardless of that jurisdiction or any other jurisdiction’s choice of law principles). To the extent permitted by law, the parties hereto agree that all actions or proceedings arising in connection herewith, shall be litigated in the state and federal courts located in the County of Fulton, State of Georgia, and each party hereby waives any right that such party may have to assert the doctrine of Forum Non Conveniens or to object to venue. The parties each hereby stipulate that the courts located in the County of Fulton, State of Georgia, shall have exclusive personal jurisdiction and venue over each party for the purpose of litigating any such dispute, controversy or proceeding arising out of or related to this Agreement.

6

Section 5.03 No Assignment. This Agreement is personal to the Parties and no Party may assign or otherwise transfer any rights or delegate any responsibilities hereunder without the prior written approval of the other Parties.

Section 5.04 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs and permitted assigns.

Section 5.05 Validity. If any one or more of the provisions (or any part thereof) of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions (or any part thereof) shall not in any way be affected or impaired thereby.

Section 5.06 ACKNOWLEDGEMENT. EACH PARTY ACKNOWLEDGES THAT SUCH PARTY HAS HAD THE OPPORTUNITY TO CONSULT WITH THE ADVISOR OF THE PARTY’S OWN CHOICE AND THAT THE PARTY HAVE FREELY AND VOLUNTARILY ENTERED INTO THIS AGREEMENT.

Section 5.07 Time of the Essence; Cooperation. Time is of the essence in the performance of the obligations of the Parties in connection with this Agreement. All Parties shall cooperate fully in carrying out the terms of this Agreement and shall prepare and execute all documents reasonably necessary to carry out the terms of this Agreement.

Section 5.08 Attorney’s Fees. In the event that any action or proceeding is commenced by any Party hereto for the purpose of enforcing any provision of this Agreement, the successful or prevailing party shall recover reasonable attorney’s fees and other costs incurred in such action or proceeding.

Section 5.09 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof. There are no promises, covenants, or conditions which are not contained herein. This Agreement, or any provision hereof, may only be amended, waived, discharged, altered, or terminated by a writing signed by the Party or Parties against whom it is sought to be enforced. This Agreement shall be interpreted as if it were jointly prepared and shall not be construed against any one party in the event of any ambiguity. There are no third party beneficiaries to this Agreement.

Section 5.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been executed by each of the required Parties and delivered to the other Parties. Facsimile execution and delivery of this Agreement is legal, binding, valid, and enforceable for all purposes.

Section 5.11 Termination. This Agreement may be terminated (i) automatically in the event that it fails to close within thirty (30) days after the Effective Date; (ii) by the mutual consent of Investor and Volato; (iii) by Investor, in the event that any representation of warranty of Volato is untrue or becomes untrue prior to Closing; or (iv) by Volato, in the event that any representation of warranty of Investor is untrue or becomes untrue prior to Closing.

Section 5.12 Remedies. In addition to being able to enforce all rights provided under this Agreement or granted by law, including the recovery of damages, each Party shall be entitled to specific performance under this Agreement to the extent permitted by law. The Parties agree that monetary damages would be extremely difficult (if not impossible) to compute accurately and would probably not provide adequate compensation for any loss incurred due to a breach of the Agreement. Thus, in any action for specific performance the Parties hereby waive any defense that there is an adequate remedy at law.

[Signature Page Follows]

7

IN WITNESS WHEREOF, each of the parties hereby executes this Agreement of the date first set forth above.

INVESTOR:	VOLATO:

VOLATO GROUP, INC.

By:
Matt Liotta, Chief Executive Officer